UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2015
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THE DUN & BRADSTREET CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

103 JFK Parkway, Short Hills, NJ	07078
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 921-5500
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(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Page
Item 7.01 Regulation FD Disclosure	1
SIGNATURES	2

Item 7.01.    Regulation FD Disclosure.

As discussed in the Business Section of the Company’s Annual Report on Form 10-K for the year ending December 31, 2014, filed with the Securities and Exchange Commission on February 26, 2015, beginning January 1, 2015, the Company updated its segment reporting to better reflect the Company’s corporate strategy.  The new reporting structure highlights performance of the Company through two segments:

•	Americas (which consists of operations in the U.S., Canada and Latin America); and

•	Non Americas (which primarily consists of operations in the U.K., the Netherlands, Belgium, Australia, Greater China, India and our Worldwide Network).

To illustrate the new reporting structure, today the Company is posting certain of its previously released financial information for each of the years ending December 31, 2012, 2013 and 2014 in a format that reflects the new reporting structure on its Investor relations website - www.investor.dnb.com.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:	/s/ Richard S. Mattessich

Vice President, Associate General
Counsel and Assistant Corporate Secretary

DATE:	March 23, 2015